SUNAMERICA SERIES TRUST
Supplement to the Prospectus dated May 1, 2010
Effective May 1, 2010, in the section titled “PORTFOLIO SUMMARY: CAPITAL GROWTH PORTFOLIO,” under the heading “Investment Adviser,” the portfolio manager disclosure is deleted in its entirety and replaced with the following disclosure:
Portfolio Manager

	Portfolio Manager
	of the Portfolio
Name	Since	Title
Julie Van Cleave, CFA	2010	Vice President and Senior Portfolio Manager
In the section titled “MANAGEMENT,” under the heading “Information about the Subadvisers,” the portfolio management disclosure for OppenheimerFunds, Inc. (“Oppenheimer”) with respect to the Capital Growth Portfolio is deleted in its entirety and replaced with the following disclosure:
The Capital Growth Portfolio is managed by Julie Van Cleave, CFA. Ms. Van Cleave joined Oppenheimer in April 2010 as Vice President and Senior Portfolio Manager. Prior to joining Oppenheimer, she was Managing Director, U.S. Large-Cap Growth Equity, and lead portfolio manager at Deutsche Asset Management from 2002 to 2009.
Dated: May 10, 2010

Versions:	Class 1 Version A; Class 1 Version B; Class 1 & 3 Version C1; Combined Version 1; and Combined Master

SUNAMERICA SERIES TRUST
Supplement to the Statement of Additional Information
Dated May 1, 2010
Effective May 1, 2010, under the heading PORTFOLIO MANAGERS, under the section Other Accounts, in regard to OppenheimerFunds, Inc. (“Oppenheimer”) references to Marc Baylin are deleted in their entirety. The chart should be supplemented with the following:

Other Accounts
(As of April 30, 2010)
		Registered Investment		Pooled Investment
		Companies		Vehicles		Other Accounts
Advisers/		No. of	Assets	No. of	Total Assets	No. of	Total Assets
Subadviser	Portfolio Managers	Accounts	(in $ millions)	Accounts	(in $ millions)	Accounts	(in $ millions)
Oppenheimer	Van Cleave, Julie	8	$10,768	1	$135	1	$894
Dated: May 10, 2010